UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21290

Neiman Funds

(Exact name of registrant as specified in charter)

6325 La Valle Plateada, PO Box 205, Rancho Santa Fe, CA 92067

(Address of principal executive offices)

                    (Zip code)

Harvey Neiman

6325 La Valle Plateada, PO Box 205, Rancho Santa Fe, CA 92067

(Name and address of agent for service)

Registrant's telephone number, including area code: (858) 488-3839

Date of fiscal year end: March 31

Date of reporting period: March 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Neiman Large Cap Value Fund

ANNUAL REPORT

March 31, 2008

Neiman Large Cap Value Fund

Annual Report

May 2008

Dear Shareholders:

We have completed our fifth fiscal year since inception. We feel we have been successful in consistently adhering to the investment style stated in our prospectus. We hope our investors feel confident in relying on our consistent adherence to our discipline. We invest in what we believe to be fundamentally sound dividend paying companies and we receive cash premiums by selling call options on many of our stock holdings. When markets are favorable, we also enjoy capital appreciation on stocks that increase in value.

This annual report covers our fiscal year from April 1, 2007 through March 31, 2008. For the twelve month period, the Fund generated a total return of 8.20%, assuming investors reinvested all distributions of dividends and capital gains. The Fund distributed $2.2093 per share in dividends and capital gains during the year.

Our comparison benchmark, the S&P 500 Index, experienced a negative return of -5.08% during the same twelve month period. As portfolio managers, we are pleased and gratified, on behalf of our shareholders, that the Neiman Large Cap Value Fund was able to deliver a positive return, when many aspects of the overall stock market experienced negative returns. We feel that factors helping us achieve this relatively strong performance have been our selection of fundamentally sound stocks, and the fact that many of them pay steady dividends.

We are pleased to report that in recent months there has been dramatic growth in shareholder investments into the Fund. The total assets in the Fund have increased by approximately 55.80% during the twelve month period running from April 1, 2007, through March 31, 2008. At the time of this writing, the rate of new shareholder investment into the Fund has grown even stronger.

It is our pledge to our shareholders to continue to do our utmost to adhere to our stated investment style, and to try to continue to deliver steady growth in value, especially during periods of downturns in markets and the general economy.

Thank you for your confidence and for your investment in the Neiman Large Cap Value Fund.

            Harvey Neiman

            President

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.  INVESTMENT RETURNS AND SHARE PRICES CONTINUALLY FLUCTUATE, SUCH THAT WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

2008 Annual Report  1

NEIMAN LARGE CAP VALUE FUND  (Unaudited)

PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RATE OF RETURN (%) FOR THE PERIODS ENDED MARCH 31, 2008.

3/31/08 NAV $21.77

                                                        Since

                                                        1 Year(A)         3 Years(A)         5 Years(A)        Inception(A)

Neiman Large Cap Value Fund

                     8.20%

                   10.81%

                               8.49%

                                            8.49%

S&P 500(B)

        (5.08)%

         5.85%

                 11.30%

                              11.30%

(A) 1 Year, 3 Year, 5 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Inception date of the Neiman Large Cap Value Fund was April 1, 2003.

(B) The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-877-385-2720.

2008 Annual Report  2

NEIMAN LARGE CAP VALUE FUND  (Unaudited)

Neiman Large Cap Value Fund

by Sectors (as a percentage of Net Assets)

(Unaudited)

Proxy Voting Guidelines

(Unaudited)

Neiman Capital Management, LLC, the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.neimanfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-877-385-2720). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2008 Annual Report  3

Availability of Quarterly Schedule of Investments (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC's Web site at http://www.sec.gov.  Each Form N-Q filed by the Fund may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Disclosure of Expenses (Unaudited)

Shareholders of this Fund incur ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on September 30, 2007 and held through March 31, 2008.

The first line of the table below provides information about actual account values and actual expenses. To estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

                                                                                                                                     Expenses Paid

                                                                   Beginning                    Ending                    During the Period*

                                                               Account Value            Account Value            September 30, 2007

                                                September 30, 2007      March 31, 2008             to March 31, 2008

Actual                                  $1,000.00                  $1,081.61                             $9.11

Hypothetical                         $1,000.00                  $1,016.25                             $8.82

(5% annual return

before expenses)

*    Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period.)

2008 Annual Report  4

Neiman Large Cap Value Fund

	Schedule of Investments
	March 31, 2008
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS

Air Courier Services
1,200	FedEx Corporation +	$ 111,204	2.51%

Canned, Frozen & Preservd Fruit, Veg & Food Specialties
2,000	HJ Heinz Co. +	93,940	2.12%

Cigarettes
1,600	Reynolds American Inc. +	94,448	2.13%

Construction Machinery & Equipment
2,500	Caterpillar, Inc. +	195,725	4.41%

Crude Petroleum & Natural Gas
1,000	Apache Corp. +	120,820
2,400	Chesapeake Energy Corp. +	110,760
900	EnCana Corp. +	68,175
		299,755	6.75%

Drilling Oil & Gas Wells
951	Transocean, Inc. *	128,575	2.90%

Electric & Other Services
1,600	Exelon Corp. +	130,032	2.93%

Electric Services
2,000	American Electric Power Co. Inc. +	83,260
1,800	Constellation Energy Group, Inc. +	158,886
1,500	Entergy Corp. +	163,620
1,000	Southern Co. +	35,610
		441,376	9.94%

Electronic & Other Electrical
2,400	General Electric Co. +	88,824	2.00%

Fire, Marine & Casualty Insurance
2,000	The Chubb Corporation +	98,960	2.23%

Food and Kindred Products
2,000	Kraft Foods Inc. +	62,020	1.40%

Insurance Agents, Brokers & Service
2,000	Hartford Financial Services Group Inc. +	151,540	3.41%

Life Insurance
2,000	Lincoln National Corp. +	104,000	2.34%

Men's & Boy's Furnishings, Work Clothing & Allied Garment
1,000	VF Corp. +	77,510	1.75%

Metal Mining
2,000	Southern Copper Corp. +	207,660	4.68%

Motor Vehicle Parts & Accessories
2,000	Honeywell International Inc. +	112,840	2.54%

National Commercial Banks
3,000	JPMorgan Chase & Co +	128,850	2.90%

Petroleum Refining
1,800	Chevron Corp. +	153,648
2,000	ConocoPhillips +	152,420
1,500	Exxon Mobil Corp. +	126,870
3,000	Marathon Oil Corp. +	136,800
2,800	Valero Energy Corp. +	137,508
		707,246	15.94%

Pharmaceutical Preparations
2,600	Wyeth +	108,576	2.45%

Plastic Material, Synth Resin/Rubber, Cellulos (No Glass)
1,600	duPont (E.I) deNemours & Co. +	74,816	1.69%

* Non-income producing security.

+ Portion or all of the Security is pledged as collateral for call options written.

The accompanying notes are an integral part of these

financial statements.

2008 Annual Report  5

Neiman Large Cap Value Fund

	Schedule of Investments
	March 31, 2008
Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS

Railroads, Line-Haul Operating
2,400	Norfolk Southern Corp. +	$ 130,368	2.94%

Rolling, Drawing & Extruding of Nonferrous Metals
3,000	Alcoa, Inc. +	108,180	2.44%

Ship and Boat Building & Repairing
1,200	General Dynamics Corp. +	100,044	2.25%

State Commercial Banks
2,000	Capital One Financial Corp. +	98,440	2.22%

Surety Insurance
2,000	Philip Morris International Inc. * +	101,160	2.27%

Tobacco Products
2,000	Altria Group Inc. +	44,400	1.00%

Total for Common Stocks (Cost $3,959,621)		4,000,489	90.14%

Cash Equivalents
516,471	AIM Liquid Assets Rate 3.78% ***	516,471	11.63%
Total for Cash Equivalents (Cost $516,471)

	Total Investments	4,516,960	101.77%
	(Identified Cost $4,476,092)

	Liabilities in Excess of Other Assets	(78,758)	-1.77%

	Net Assets	$ 4,438,202	100.00%

* Non-income producing security.

+ Portion or all of the Security is pledged as collateral for call options written.

*** Variable Rate Security; The Yield Rate shown represents

the rate at March 31, 2008.

The accompanying notes are an integral part of these

financial statements.

2008 Annual Report  6

Neiman Large Cap Value Fund

	Schedule of Written Options
	March 31, 2008
Underlying Security	Shares Subject	Fair Value
Expiration Date/Exercise Price	to Call

Alcoa, Inc.
July 2008 Calls @ 40.00	1,500	$ 2,865
October 2008 Calls @ 42.50	1,500	3,120
		5,985

Altria Group Inc.
June 2008 Calls @ 80.00 ***	1,000	490

American Electric Power Co. Inc.
May 2008 Calls @ 45.00	1,000	500
May 2008 Calls @ 47.50	1,000	250
		750

Apache Corp.
July 2008 Calls @ 110.00	1,000	16,780

Capital One Financial Corp.
June 2008 Calls @ 55.00	1,000	3,100
September 2008 Calls @ 60.00	1,000	3,400
		6,500

Caterpillar, Inc.
May 2008 Calls @ 75.00	1,500	8,325
August 2008 Calls @ 80.00	1,000	5,050
		13,375

Chesapeake Energy Corp.
April 2008 Calls @ 40.00	1,200	7,200
July 2008 Calls @ 50.00	1,200	2,700
		9,900

Chevron Corp.
June 2008 Calls @ 90.00	900	1,980
June 2008 Calls @ 95.00	900	945
		2,925

The Chubb Corporation
July 2008 Calls @ 55.00	2,000	2,300

ConocoPhillips
May 2008 Calls @ 80.00	1,000	2,130
May 2008 Calls @ 90.00	1,000	260
		2,390

Constellation Energy Group, Inc.
April 2008 Calls @ 100.00	900	360
July 2008 Calls @ 105.00	900	1,395
		1,755

duPont (E.I) deNemours & Co.
July 2008 Calls @ 50.00	1,600	2,832

EnCana Corp.
April 2008 Calls @ 80.00	900	810

Entergy Corp.
June 2008 Calls @ 115.00	1,500	4,950

Exelon Corp.
April 2008 Calls @ 85.00	800	680

Exxon Mobil Corp.
April 2008 Calls @ 90.00	1,000	500
July 2008 Calls @ 95.00	500	870
		1,370

FedEx Corporation
July 2008 Calls @ 90.00	600	4,740
October 2008 Calls @ 95.00	600	4,440
		9,180

*** As a result of a spin-off of Phillip Morris International Inc. from Altria Group Inc. on

March 31, 2008, the related call option was adjusted to include 1000 shares of Phillip Morris

International Inc. also subject to call.

The accompanying notes are an integral part of these

financial statements.

2008 Annual Report  7

Neiman Large Cap Value Fund

	Schedule of Written Options
	March 31, 2008
Underlying Security	Shares Subject	Fair Value
Expiration Date/Exercise Price	to Call

May 2008 Calls @ 90.00	600	$ 510
August 2008 Calls @ 95.00	600	870
		1,380

General Electric Co.
June 2008 Calls @ 37.50	1,200	1,980

Hartford Financial Services Group Inc.
June 2008 Calls @ 80.00	2,000	7,000

HJ Heinz Co.
June 2008 Calls @ 45.00	2,000	6,400

Honeywell International Inc.
June 2008 Calls @ 65.00	1,000	530

JPMorgan Chase & Co
June 2008 Calls @ 45.00	1,500	4,035
September 2008 Calls @ 50.00	1,500	3,150
		7,185

Kraft Foods Inc.
June 2008 Calls @ 32.50	2,000	1,580

Lincoln National Corp.
July 2008 Calls @ 55.00	1,000	3,000
October 2008 Calls @ 60.00	1,000	2,600
		5,600

Marathon Oil Corp.
July 2008 Calls @ 55.00	1,500	1,650
July 2008 Calls @ 60.00	1,500	825
		2,475

Norfolk Southern Corp.
June 2008 Calls @ 60.00	1,200	1,680
September 2008 Calls @ 65.00	1,200	1,560
		3,240

Reynolds American Inc.
May 2008 Calls @ 70.00	1,000	200

Southern Co.
May 2008 Calls @ 35.00	1,000	1,400

Southern Copper Corp.
June 2008 Calls @ 115.00	1,000	5,700
June 2008 Calls @ 130.00	1,000	2,300
		8,000

Valero Energy Corp.
May 2008 Calls @ 55.00	1,400	1,778
June 2008 Calls @ 65.00	1,400	714
		2,492

VF Corp.
August 2008 Calls @ 80.00	500	3,000
August 2008 Calls @ 85.00	500	1,900
		4,900

Wyeth
April 2008 Calls @ 45.00	1,300	260
April 2008 Calls @ 50.00	1,300	130
		390

Total (Premiums Received $156,592)		$ 137,724

The accompanying notes are an integral part of these

financial statements.

2008 Annual Report  8

Neiman Large Cap Value Fund

Statement of Assets and Liabilities
March 31, 2008

Assets:
Investment Securities at Market Value	$ 4,516,960
(Cost $4,476,092)
Cash	56,306
Receivables:
Dividends and Interest	10,347
Prepaid Expenses	2,248
Receivable for Fund Shares Sold	12,719
Total Assets	4,598,580
Liabilities
Covered Call Options Written (Premiums Received $156,592)	137,724
Accrued Fund Accounting and Transfer Agency Fees	1,515
Other Accrued Expenses	21,139
Total Liabilities	160,378
Net Assets	$ 4,438,202
Net Assets Consist of:
Paid In Capital	4,290,112
Accumulated Undistributed Net Investment Income (Loss)	10,849
Realized Gain (Loss) on Investments and Options Written - Net	77,505
Unrealized Appreciation (Depreciation) in Value
of Investments and Options Written Based on Identified Cost - Net	59,736
Net Assets, for 203,899 Shares Outstanding	$ 4,438,202
(Unlimited number of shares authorized)
Net Asset Value, Offering and Redemption Price
Per Share ($4,438,202/203,899 shares)	$ 21.77

Statement of Operations
For the fiscal year ended March 31, 2008
Investment Income:
Dividends (Net of foreign withholding tax of $605)	$ 66,498
Interest	32,079
Total Investment Income	98,577
Expenses:
Investment adviser fees	34,165
Administration fees	24,036
Transfer agent fees & accounting fees	18,055
Legal fees	12,600
Audit fees	16,952
Custody fees	5,612
Printing and postage expense	1,613
Trustees fees	3,009
Miscellaneous expense	1,564
Registration expense	2,433
Insurance expense	976
Total Expenses	121,015
Less:
Expense Waiver / Expense Reimbursement	(61,226)
Net Expenses	59,789
Net Investment Income	38,788

Realized and Unrealized Gain (Loss) on Investments & Options:
Realized Gain (Loss) on Investments	157,477
Realized Gain (Loss) on Options	89,433
Change In Unrealized Appreciation/(Depreciation) on Investments	(55,920)
Change In Unrealized Appreciation/(Depreciation) on Options	24,960
Net Realized and Unrealized Gain (Loss) on Investments & Options	215,950

Net Increase (Decrease) in Net Assets from Operations	$ 254,738

The accompanying notes are an integral part of these

financial statements.

2008 Annual Report  9

Neiman Large Cap Value Fund

Statement of Changes in Net Assets
	4/1/2007	4/1/2006
	to	to
	3/31/2008	3/31/2007
From Operations:
Net Investment Income	$ 38,788	$ 23,865
Net Realized Gain on Investments	157,477	196,240
Net Realized Gain on Options	89,433	72,928
Change in Net Unrealized Appreciation (Depreciation)
on Investments and Options	(30,960)	26,198
Increase in Net Assets from Operations	254,738	319,231
From Distributions to Shareholders:
Net Investment Income	(34,297)	(22,380)
Net Realized Gain from Security Transactions	(289,097)	(172,705)
Change in Net Assets from Distributions	(323,394)	(195,085)
From Capital Share Transactions:
Proceeds From Sale of Shares	1,482,420	509,477
Shares Issued on Reinvestment of Dividends	300,766	149,577
Cost of Shares Redeemed	(122,537)	(45,757)
Net Increase (Decrease) from Shareholder Activity	1,660,649	613,297

Net Increase (Decrease) in Net Assets	1,591,993	737,443

Net Assets at Beginning of Period	2,846,209	2,108,766
Net Assets at End of Period (Including Accumulated	$ 4,438,202	$ 2,846,209
Undistributed Net Investment Income of $10,849 and $6,358)

Share Transactions:
Issued	67,616	23,018
Reinvested	13,553	6,931
Redeemed	(5,660)	(1,993)
Net Increase (Decrease) in Shares	75,509	27,956
Shares Outstanding at Beginning of Period	128,390	100,434
Shares Outstanding at End of Period	203,899	128,390

Financial Highlights
Selected data for a share outstanding throughout the period:	4/1/2007	4/1/2006	4/1/2005	4/1/2004	4/1/2003*
	to	to	to	to	to
	3/31/2008	3/31/2007	3/31/2006	3/31/2005	3/31/2004
Net Asset Value -
Beginning of Period	$ 22.17	$ 21.00	$ 20.65	$ 20.96	$ 20.00
Net Investment Income **	0.25	0.23	0.26	0.17	0.17
Net Gains or Losses on Securities
(realized and unrealized)	1.55	2.88	1.55	0.80	0.90
Total from Investment Operations	1.80	3.11	1.81	0.97	1.07

Distributions (From Net Investment Income)	(0.22)	(0.22)	(0.26)	(0.16)	(0.11)
Distributions (From Capital Gains)	(1.98)	(1.72)	(1.20)	(1.12)	0.00
Total Distributions	(2.20)	(1.94)	(1.46)	(1.28)	(0.11)

Net Asset Value -
End of Period	$ 21.77	$ 22.17	$ 21.00	$ 20.65	$ 20.96
Total Return ***	8.20%	15.18%	9.19%	4.82%	5.36%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	4,438	2,846	2,109	2,229	1,884

Before Waiver/Reimbursement
Ratio of Expenses to Average Net Assets	3.55%	4.46%	5.69%	5.76%	7.25%
Ratio of Net Investment Loss to Average Net Assets	-0.66%	-1.65%	-2.67%	-3.14%	-4.69%
After Waiver/Reimbursement
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of Net Investment Income to Average Net Assets	1.14%	1.06%	1.27%	0.87%	0.81%

Portfolio Turnover Rate	80.43%	116.86%	79.81%	95.23%	215.61%

* Commencement of Operations.
** Based on Average Shares Outstanding.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these

financial statements.

2008 Annual Report  10

NOTES TO THE FINANCIAL STATEMENTS

NEIMAN LARGE CAP VALUE FUND

March 31, 2008

1.) ORGANIZATION:

Neiman Large Cap Value Fund (the "Fund") is a non-diversified series of the Neiman Funds (the "Trust"), an open-end management investment company.  The Trust was organized in Ohio as a business trust on January 3, 2003 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies.  At present, there is only one series authorized by the Trust. Neiman Capital Management, LLC is the adviser to the Fund (the "Adviser").  The Fund commenced operations on April 1, 2003. The Fund's primary investment objective is to seek long-term capital appreciation. Significant accounting policies of the Fund are presented below:

2.) SIGNIFICANT ACCOUNTING POLICIES:

SECURITY VALUATION:

Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements."  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of March 31, 2008, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

OPTION WRITING:

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option writ-

2008 Annual Report  11

Notes to the Financial Statements – continued

ten.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES:

The Fund’s policy is to continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.  It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

Effective September 28, 2007 the Fund adopted Financial Accounting Standards Board (FASB)  Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 establishes financial reporting rules reguarding recognition and measurement of tax positions taken or expected to be taken on a tax return. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

As of and during the period ended March 31, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities before 2004.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

OTHER:

The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchases are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Neiman Capital Management, LLC  (the "Adviser").  Under the terms of the Investment Advisory Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust.

The annual management fee is 1.00% of the Fund’s average daily net assets. For the fiscal year ended March 31, 2008, the Adviser earned management fees totaling $34,165 before the waiver of management fees and reimbursement of expenses described below.  The Adviser has agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, indirect expenses (such as expenses of

2008 Annual Report  12

Notes to the Financial Statements – continued

other investment companies in which the Fund invests) and extraordinary expenses) at 1.75% of the Fund’s average daily net assets through July 31, 2010. For the fiscal year ended March 31, 2008, the Adviser waived fees and/or reimbursed expenses totaling $61,226 to the Fund. Certain officers and directors of the Adviser are also officers and/or Trustees of the Trust.

4.) APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on March 7, 2008, the Board of Trustees reviewed and approved the continuance of the Investment Advisory Agreement (the “Agreement”) between the Adviser and the Fund. In reviewing the Agreement, the Board of Trustees received materials from the Adviser addressing the following factors: (i) the investment performance of the Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Fund;  (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

As to the performance of the Fund, the materials from the Adviser included information regarding the Fund's performance compared to a peer group of 33 funds. The Trustees noted that the Fund performed slightly better than the range of its peers.  It was noted that the 12-month total return as of December 31, 2007 was 0.05% for the peer group, and 12.54% for the Neiman Large Cap Value Fund. Mr. H. Neiman noted that the Fund had received a five star rating by Morningstar, which the Administrator was greatly pleased with, especially because this rating has brought new exposure to the Fund as well as new shareholders.

As to the nature, extent and quality of the services provided by the Adviser, the Trustees analyzed the Adviser's experience and capabilities.  The representatives of the Adviser summarized the information provided to the Board. The Trustees discussed the portfolio manager's background and investment management experience.  The representatives of the Adviser reviewed and discussed with the Board the Adviser's ADV and the 17j-1 certifications.  Mr. D. Neiman walked the Board through the adviser's Form ADV and discussed the Adviser's financial stability.  Mr. H. Neiman stated that as president and majority owner of the Adviser he has consistently funded the Adviser with sufficient capital to pay all outstanding amounts "due from adviser" to keep Neiman Large Cap Value Fund current each quarter in the payment of the expenses of the Fund.  Mr. H. Neiman also stated that there were no changes in the Adviser's corporate structure, business activities or personnel.  Furthermore, Mr. H. Neiman stated that there was no relationship between the Adviser, the transfer agent, the fund accountant or the custodian bank.

As to the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund, it was noted that the Adviser is subsidizing the Fund due to the current asset level.  Mr. D. Neiman also stated that in addition to advisory services, the Adviser also provides the Neiman Large Cap Value Fund with officers, including the CCO, and office space.  Materials submitted by the Adviser showed that the Adviser has waived fees or reimbursed Fund expenses to limit Fund operating expenses to 1.75%, resulting in a loss to the Adviser on its relationship with the Fund.  The Trustees reviewed the audited expense ratio of the Neiman Large Cap Value Fund compared to other mutual funds with similar investment objectives and asset levels and noted that the audited expense ratio of 1.75% was above the category average of 1.46%, but within the range of its peers.  The Trustees then reviewed the management fee ratio of the Neiman Large Cap Value Fund compared its peer group and noted that the management fee ratio of 1.00% was above the category average of 0.71%, but within the range of its peers. The Board noted that the Neiman Large Cap Value Fund is a covered call fund which requires additional resources to monitor dividends and call options.  In addition, the Neiman Large Cap Value Fund is actively managed and has a high turnover. They also reviewed information regarding fees charged by the Adviser for separate accounts. Both Mr. H. Neiman and Mr. D. Neiman noted that the Adviser does not advise seperate accounts with mandates comparable to the Neiman Large Cap Value Fund. The Trustees recognized the expense ratio was slightly higher than average and the management fee was at the top end of the peer group; however, they also recognized that the Fund was smaller than the average fund in the peer group, the Adviser as assuming fund expenses and capping expenses, the Adviser was not making a profit, and the Adviser committed to reducing fees as economies of scale were realized.

The independent Trustees met in executive session to discuss the continuation of the Agreement.  The officers of the Trust were excused during this discussion.

Upon reconvening the meeting, the Trustees reported that after further consideration, they were satisfied with the performance of the Fund.  They concluded that the nature and extent of services provided by the Adviser was consistent with the Board's expectations.  The Trustees also concluded that the Adviser has sufficient resources and had provided quality

2008 Annual Report  13

Notes to the Financial Statements – continued

advisory services to the Fund.  The Board agreed that that the fees in the Agreement were reasonable and that the Adviser was not overly profitable.  The Trustees agreed that economics of scale would not be a material consideration until the Fund is substantially larger.  It was the consensus of the Trustees, including the independent Trustees, that renewal of the Management Agreement would be in the best interests of the Fund.

5.) CAPITAL STOCK

The Trust is authorized to issue an unlimited number of shares. Paid in capital at March 31, 2008 was $4,290,112, representing 203,899 shares outstanding.

6.) INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2008, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $3,703,260 and $2,337,488 respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For Federal income tax purposes, the cost of securities owned at March 31, 2008 was $4,478,646, and premiums received from options written was $156,592.

At March 31, 2008, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments (including open positions in written options) on a tax basis was as follows:

        Appreciation                             (Depreciation)                           Net Appreciation (Depreciation)

           $375,564                                 ($318,382)                                               $57,182

7.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2008, Harvey Neiman, President and Trustee of the Trust, and related parties beneficially owned, in the aggregate, 65.18% of the Fund, and therefore may be deemed to control the Fund.

8.) WRITTEN OPTIONS

As of March 31, 2008, Fund portfolio securities valued at $3,590,466 were held by the Fund as collateral for options written by the Fund.

Transactions in written options during the year ended March 31, 2008 were as follows:

Number of

Premiums

 Contracts

 Received

Options outstanding at March 31, 2007

          329

   $53,993

Options written

          987

 $265,994

Options terminated in closing purchase transactions

                      (18)

               ($9,312)

Options expired

        (385)

 ($88,929)

Options exercised

        (321)

 ($65,154)

Options outstanding at March 31, 2008

         592

 $156,592

9.) DISTRIBUTIONS TO SHAREHOLDERS

There were distributions paid on June 28, 2007 of which $0.0487 per share was paid from net investment income, $0.5525 per share was paid from long-term capital gains and $0.3651 per share was paid from short-term capital gains. The Fund also paid distributions on December 28, 2007 of which $0.1760 per share was from net investment income, $0.5877 per share was from long-term capital gains and $0.4793 per share was from short-term capital gains.

The tax character of distributions was as follows:

Distributions paid from:

                                       Year ended                     Year ended

                                    March 31, 2008               March 31, 2007

      Ordinary Income:                                             $    34,297                       $   22,380

Short-term Capital Gain:                                 123,722                          128,875

Long-term Capital Gain:                                  165,375                           43,830

                                                                $  323,394                      $  195,085

2008 Annual Report  14

Notes to the Financial Statements – continued

As of March 31, 2008, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                                                                    $   88,064

Undistributed long-term capital gain/(accumulated losses)                                  2,844

Unrealized appreciation/(depreciation) - net                                                      57,182

                                                                                                               $ 148,090

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

2008 Annual Report  15

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy, Ste 1100

Certified Public Accountants

Westlake, Ohio 44145

Phone: (440) 835-8500

Fax: (440) 835-1093

www.cohenfund.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Neiman Funds

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and of written options, of the Neiman Funds, comprised of the Neiman Large Cap Value Fund (the "Fund"), as of March 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the Fund's custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Neiman Large Cap Value Fund as of March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

May 28, 2008

2008 Annual Report  16

TRUSTEES AND OFFICERS - Unaudited

The Board of Trustees supervises the business activities of the Trust.  The names of the Trustees and executive officers of the Trust are shown below.  Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed.  Officers hold office for one year and until their respective successors are chosen and qualified. The SAI includes additional information about the Fund’s Trustees and Officers and is available, without charge upon request, by calling 1-877-385-2720. The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees

Name, Address(1), and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee or Officer
Harvey Neiman(2), 10/7/43 Daniel Neiman(2), 1/29/77	President and Trustee Treasurer, Secretary, Chief Compliance Officer and Trustee	Since 2003 Since 2003

From 1993 through 1999 Harvey Neiman was a licensed stock broker, serving with Merrill Lynch, later Morgan Stanley Dean Witter, and later AG Edwards. In 1999 he formed Neiman Capital Management LLC, the adviser to the Fund, and he has been managing portfolios since that time.

Daniel Neiman has been a manager at Neiman Capital Management LLC since 1999.

				1 1	None None

(1)The address of each trustee and officer is c/o Neiman Funds, 6325 La Valle Plateada, PO Box 205, Rancho Santa Fe, CA 92067.

(2)Harvey Neiman is the father of Daniel Neiman. Harvey Neiman and Daniel Neiman are considered "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

Independent Trustees

Name, Address(3), and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee or Officer
Darla Clark, 7/27/50 Suzanne Cowan Dimeff, 2/3/53 Luke Fairfield, 11/28/76	Independent Trustee Independent Trustee Independent Trustee	Since 2003 Since 2003 Since 2003

Bank Officer, Senior Vice President of Regents Bank (2001-Present); Bank Officer Scripps Bank (1995-2001).

Attorney at Dimeff Law Offices, Tax & Estate Planning Attorney (2000-Present); Attorney at Casey-Gerry Reed and Schenk Law Firm (1989-1999).

Chief Financial Officer/Controller at Southwest Greens, a Construction Co. (2002-Present); Certified Public Accountant / Supervisor at Considine & Considine, a Certified Public Accounting Firm (1998-2002).

				1 1 1	None None None

(3)The address of each trustee is c/o Neiman Funds, 6325 La Valle Plateada, PO Box 205, Rancho Santa Fe, CA 92067.

2008 Annual Report  17

Board of Trustees

Darla Clark

Suzanne Cowan Dimeff

Luke Fairfield

Daniel Neiman

Harvey Neiman

Investment Adviser

Neiman Capital Management, LLC

6325 La Valle Plateada

P.O. Box 205

Rancho Santa Fe, CA 92067

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Dr., Ste 400

Broadview Hts, OH 44147

Custodian

U.S. Bank, NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH 45201

Fund Administrator

Premier Fund Solutions Inc.

480 N. Magnolia Avenue, Suite 103

El Cajon, CA 92020

Legal Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy., Ste 1100

Westlake, OH 44145

This report is provided for the general information of the shareholders of the Neiman Large Cap Value Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a-d)  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 3/31/08	FYE 3/31/07
Audit Fees	$14,805	$21,410
Audit-Related Fees	$0	$0
Tax Fees	$5,200	$5,400
All Other Fees	$1,200	$1,060

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.

Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2)  None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)  The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant,  for the last two years.

Non-Audit Fees	FYE 3/31/08	FYE 3/31/07
Registrant	$6,400	$6,460
Registrant’s Investment Adviser	$0	$0

(h)  The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1)

Code of Ethics. Filed herewith.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification  pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neiman Funds

By: /s/ Harvey Neiman

Harvey Neiman

President

Date:                6/4/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Harvey Neiman

Harvey Neiman

President

Date:                6/4/2008

By: /s/ Daniel Neiman

Daniel Neiman

Chief Financial Officer

Date:                  6/4/08